UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

NEXSTAR BROADCASTING GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50478	23-3083125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1450

Irving, Texas 75039

(Address of Principal executive offices, including Zip Code)

(972) 373-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 15, 2005, G. Robert Thompson informed Nexstar Broadcasting Group, Inc. management that he had accepted a position as chief financial officer of another company outside of the broadcasting industry and was resigning as Executive Vice President and Chief Financial Officer of Nexstar. Mr. Thompson’s resignation will become effective on January 2, 2006. Mr. Thompson’s resignation is not a result of any disagreement with Nexstar.

Nexstar is presently in discussions with candidates for the position of Chief Financial Officer and expects to name a successor shortly. Nexstar’s Chairman, Chief Executive Officer and President, Perry A. Sook will assume the Chief Financial Officer responsibilities on an interim basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

Date: December 21, 2005	/s/ Shirley E. Green
Name: Shirley E. Green
Title: Vice President, Finance

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